UNITED STATES PATENT AND TRADEMARK OFFICE

UNITED STATES DEPARTMENT OF COMMERCE
United States Patent and Trademark Office
Address: COMMISSIONER FOR PATENTS
P.O. Box 1450
Alexandria, Virginia 22313-1450
www.uspto.gov

APPLICATION NO.	FILING DATE	FIRST NAMED INVENTOR	ATTORNEY DOCKET NO.	CONFIRMATION NO.
11/809,031	05/31/2007	Mark Edward Bruk	13406.105002	8974

20786 7590 03/04/2010

KING & SPALDING
1180 PEACHTREE STREET , NE
ATLANTA, GA 30309-3521

EXAMINER	
FIELDS, BENJAMIN S	

ART UNIT	PAPER NUMBER
3684	

MAIL DATE	DELIVERY MODE
03/04/2010	PAPER

Please find below and/or attached an Office communication concerning this application or proceeding.

The time period for reply, if any, is set in the attached communication.

Office Action Summary	Application No.	Applicant(s)	
	11/809,031	BRUK, MARK EDWARD	
	Examiner	Art Unit	
	BENJAMIN S. FIELDS	3684	

-- The MAILING DATE of this communication appears on the cover sheet with the correspondence address --

Period for Reply

A SHORTENED STATUTORY PERIOD FOR REPLY IS SET TO EXPIRE _3_ MONTH(S) OR THIRTY (30) DAYS, WHICHEVER IS LONGER, FROM THE MAILING DATE OF THIS COMMUNICATION.

- Extensions of time may be available under the provisions of 37 CFR 1.136(a). In no event, however, may a reply be timely filed after SIX (6) MONTHS from the mailing date of this communication.
- If NO period for reply is specified above, the maximum statutory period will apply and will expire SIX (6) MONTHS from the mailing date of this communication.
- Failure to reply within the set or extended period for reply will, by statute, cause the application to become ABANDONED (35 U.S.C. § 133). Any reply received by the Office later than three months after the mailing date of this communication, even if timely filed, may reduce any earned patent term adjustment. See 37 CFR 1.704(b).

Status

1)☒ Responsive to communication(s) filed on _21 August 2009_.

2a)☒ This action is **FINAL**. 2b)☐ This action is non-final.

3)☐ Since this application is in condition for allowance except for formal matters, prosecution as to the merits is closed in accordance with the practice under *Ex parte Quayle*, 1935 C.D. 11, 453 O.G. 213.

Disposition of Claims

4)☒ Claim(s) _1,3,7-10,12-16 and 18-20_ is/are pending in the application.

4a) Of the above claim(s) _____ is/are withdrawn from consideration.

5)☐ Claim(s) _____ is/are allowed.

6)☒ Claim(s) _1,3,7-10,12-16 and 18-20_ is/are rejected.

7)☐ Claim(s) _____ is/are objected to.

8)☐ Claim(s) _____ are subject to restriction and/or election requirement.

Application Papers

9)☐ The specification is objected to by the Examiner.

10)☐ The drawing(s) filed on _____ is/are: a)☐ accepted or b)☐ objected to by the Examiner.

Applicant may not request that any objection to the drawing(s) be held in abeyance. See 37 CFR 1.85(a).

Replacement drawing sheet(s) including the correction is required if the drawing(s) is objected to. See 37 CFR 1.121(d).

11)☐ The oath or declaration is objected to by the Examiner. Note the attached Office Action or form PTO-152.

Priority under 35 U.S.C. § 119

12)☐ Acknowledgment is made of a claim for foreign priority under 35 U.S.C. § 119(a)-(d) or (f).

a)☐ All b)☐ Some * c)☐ None of:

1.☐ Certified copies of the priority documents have been received.

2.☐ Certified copies of the priority documents have been received in Application No. _____.

3.☐ Copies of the certified copies of the priority documents have been received in this National Stage application from the International Bureau (PCT Rule 17.2(a)).

* See the attached detailed Office action for a list of the certified copies not received.

Attachment(s)

1) ☐ Notice of References Cited (PTO-892)
2) ☐ Notice of Draftsperson's Patent Drawing Review (PTO-948)
3) ☐ Information Disclosure Statement(s) (PTO/SB/08) Paper No(s)/Mail Date _____.
4) ☐ Interview Summary (PTO-413) Paper No(s)/Mail Date. _____ .
5) ☐ Notice of Informal Patent Application
6) ☐ Other: _____.

DETAILED ACTION

Introduction

1. The following is a **FINAL** Office Action in response to the communication received on 21 August 2009. Claims 1, 3, 7-10, 12-16, and 18-20 are now pending in this application.

Response to Amendments

2. The Examiner acknowledges the Applicant's remarks, comments, and amendment of Claims 1, 3, 7, and 12 in regard the originally asserted 35 U.S.C. 101 Rejection of Claims 1-12. As such, the Examiner removes the originally asserted 35 U.S.C. 101 Rejection of Claims 1-12.

3. The Examiner acknowledges the Applicant's remarks, comments, and amendment of Claim 13 in regard the originally asserted 35 U.S.C. 112 Rejection of Claims 13-15. As such, the Examiner removes the originally asserted 35 U.S.C. 101 Rejection of Claims 13-15.

4. Applicant's Amendments to Claims 1-20 has been acknowledged in that: **Claims 1, 3, 7, 12-13, and 16 have been newly amended**; **Claims 2, 4-6, 11, and 17 have been newly cancelled**; **NO Claims have been added**; hence, as such, **Claims 1, 3, 7-10, 12-16, and 18-20 are pending in this application**.

Claim Rejections - 35 USC § 103

5. The following is a quotation of 35 U.S.C. 103(a) which forms the basis for all obviousness rejections set forth in this Office action:

> (a) A patent may not be obtained though the invention is not identically disclosed or described as set forth in section 102 of this title, if the differences between the subject matter sought to be patented and the prior art are such that the subject matter as a whole would have been obvious at the time the invention was made to a person having ordinary skill in the art to which said subject matter pertains. Patentability shall not be negatived by the manner in which the invention was made.

6. Claims 1, 3, 7-10, 12-16, and 18-20 are rejected under 35 U.S.C. 103(a) as being unpatentable over Smith et al. (US PG Pub. No. 2003/0055786), [hereinafter Smith] in view of Maestle (US PG Pub. No. 2003/0074307), [hereinafter Maestle] further in view of Neofytides et al. (US PG Pub. No. 2002/0152168), [hereinafter Neofytides].

Referring to Claim 1: Smith shows a method for processing a financial transaction comprising the steps of: associating, by use of a computer, a card account with a plurality of existing financial accounts (Smith: Figure 2; Page 3, Paragraph 0027); receiving, by use of a computer, from the card account cardholder a ranking for the existing financial accounts, wherein the ranking comprises the preferred order for which the existing financial accounts should be accessed to fund the financial transaction (Smith: Abstract; Figures 1, 2; Page 1, Paragraphs 0007-0010); receiving, by use of a computer, an authorization request for the financial transaction for the card account comprising an amount of money representing the outstanding balance for the financial transaction (Smith: Figures 1, 2; Pages 1, Paragraphs 0007-0010).

Smith, however, does not expressly discuss, by use of a computer, a multi-card account or determining the existing financial account to pay the outstanding balance for the financial transaction based on the received ranking, comprising the steps of: a) selecting a first existing financial account comprising the highest ranked existing financial account; b) determining if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance

for the financial transaction; c) approving the authorization request for the financial transaction if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction; d) otherwise selecting the next highest ranked existing financial account and repeating steps b) through d); [and], by use of the computer, a plurality of existing financial accounts whereby the financial account comprising the highest ranking is the first financial account accessed to fund the financial transaction.

Maestle in combination with Neofytides, in a similar environment, teaches, by use of a computer, a method which utilizes a multi-card account that performs determining the existing financial account to pay the outstanding balance for the financial transaction (Neofytides: Abstract; Page 1, Paragraph 0002-Page 6, Paragraph 0077) based on the received ranking (Maestle: Abstract; Claim 1), comprising the steps of: a) selecting a first existing financial account comprising the highest ranked existing financial account (Neofytides: Abstract; Page 1, Paragraph 0002-Page 5, Paragraph 0060).; b) determining if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction (Neofytides: Abstract; Figures 2-5; Claims 1-10); c) approving the authorization request for the financial transaction if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction (Neofytides: Abstract; Figures 2-5; Claims 1-10); d) otherwise selecting the next highest ranked existing financial account and repeating steps b) through d) (Neofytides: Figures 2-5; Claims 1-10); [and], by use

of the computer, a plurality of existing financial accounts whereby the financial account comprising the highest ranking is the first financial account accessed to fund the financial transaction (Maestle: Claim 1).

At the time of the invention it would have been obvious to one of ordinary skill in the art to modify the method of Smith for credit card transaction authority by content rating with the practices of Neofytides for automatic stored value funding for the purpose of allowing an automatic transfer of funds between stored value fund accounts (Neofytides: Page 1, Paragraph 0004-0022).

Referring to Claim 3: Smith discusses a method further comprising the step of the computer declining the authorization request if no ranked existing financial account satisfies step c) (Smith: Abstract; Figures 1, 2; Page 1, Paragraphs 0007-0010).

Referring to Claim 7: Smith discloses a method wherein the step of determining the existing financial account to pay the outstanding balance for the financial transaction based on the received ranking comprises the steps of: receiving at the computer an indication of a category for the financial transaction (Smith: Figure 3); and identifying which of the plurality of existing financial account to pay the outstanding balance based on the category for the financial transaction (Smith: Figure 3; Page 1, Paragraphs 0007-0010).

Referring to Claim 8: Claim 8 parallels the limitations of Claim 7. As such, Claim 8 is rejected under the same basis as is Claim 7 as mentioned supra.

Referring to Claim 9: Claim 9 reflects the limitations of Claim 1. As such, Claim 9 is rejected under the same basis as is Claim 1 as mentioned supra.

Referring to Claim 10: Smith discloses the limitations of Claim 9.

Smith, however, does not expressly teach a method further comprising the step of receiving the ranking of existing financial accounts from a cardholder for the multi-card account.

Maestle in combination with Neofytides, in a similar environment, teaches a method further comprising the step of receiving the ranking of existing financial accounts from a cardholder for the multi-card account (Neofytides: Abstract; Page 1, Paragraph 0002-Page 6, Paragraph 0077) (Maestle: Abstract; Claim 1).

At the time of the invention it would have been obvious to one of ordinary skill in the art to modify the method of Smith for credit card transaction authority by content rating with the practices of Neofytides for automatic stored value funding for the purpose of allowing an automatic transfer of funds between stored value fund accounts (Neofytides: Page 1, Paragraph 0004-0022).

Referring to Claim 12: Claim 12 reflects the limitations of Claim 8. As such, Claim 12 is rejected under the same basis as is Claim 8 as mentioned supra.

Referring to Claims 13-15: Claims 13-15 are the system for the method of Claims 1, 3, 7-10, and 12. As such, Claims 13-15 are rejected under the same basis as are Claims 1, 3, 7-10, and 12 as mentioned supra.

Referring to Claims 16 and 18-20: Claims 16 and 18-20 are directed towards a multi-card apparatus for Claims 1, 3, 7-10, and 12. As such, Claims 16 and 18-20 are rejected under the same basis as are Claims 1, 3, 7-10, and 12 as mentioned supra.

Response to Arguments

7 The Applicant's arguments filed 21 August 2009 have been fully considered but have been found to be **non-persuasive**. The Applicant argues:

Argument

Rejection under 35 U.S.C. § 103(a): Independent Claim 1

Maestle fails to teach or suggest the claimed steps for "determining, by the computer, which of the plurality of existing financial accounts to pay the outstanding balance for the financial transaction based on the received ranking" recited in Claim 1. The Applicant has amended Claim 1 to include the claim elements of Claim 2. The Examiner contends that "Maestle in combination with Neofytides, in a similar environment, teaches "b) determining if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction; c) approving the authorization request for the financial transaction if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction .... " The Applicant respectfully disagrees. The Examiner ignores an element of former Claim 2 (now in amended Claim 1), specifically, "d) otherwise selecting the next highest ranked existing financial account and repeating steps b) through d)." This fourth step requires the claimed method to repeat the steps that comprise the claim element of "determining, by the computer, which of the plurality of existing financial accounts to pay the outstanding balance for the financial transaction based on the received ranking" until a financial account that "contains available funds or

available credit limit equal to or greater than the outstanding balance for the financial transaction" is identified. Neither Maestle nor Neofytides discloses this iterative process. In contrast, Maestle discloses applying each ranked loan, in sequential order, to a balance to "close the financial gap," that is, to pay down the balance. See Maestle at para 0042. The following example illustrates the difference between the disclosed method in Maestle and the steps recited in amended Claim 1. A financial transaction has a balance of $10,000, for example, because an account holder is making a $10,000 purchase. A first financial account has a credit limit (or Maximum Amount to be disbursed as termed in Maestle) of $7,000. This first financial account has the highest rank. A second financial account, that is, the account with the next highest rank, has a credit limit of $4000. A third financial account, that is, the account with the next highest rank, has a credit limit of $12,000. Under the method disclosed in Maestle, the first financial account would be applied to the balance. After applying the first account, the remaining balance for the financial transaction would be $3,000 ($10,000 transaction balance - $7,000 credit limit for the first account) and the first account would be depleted, that is, its remaining balance would be $0 ($7,000 - $7,000). Then, the second financial account would be applied. The remaining balance for the financial transaction would be reduced to $0 (that is, fully paid) and the second account would have a remaining credit limit of $1,000 ($4,000 - $3,000), since only $3,000 of the available $4,000 would be needed to pay the remaining balance. The third account would not need to be accessed. After the transaction is paid, the first account would have a balance of $0, the second account would have a balance of $1,000, and the third account would have a balance of $12,000. In contrast, under the method of amended Claim 1, the computer would determine if the first financial account "contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction." In this example, it does not, as the $7,000 credit limit is less that the $10,000 balance for the financial transaction. As such, the process would move to step d and "select the next highest ranked existing financial account and repeating steps b) through d)." The available credit for the first account would remain at $7,000, as none of its funds were accessed. In our example, the computer would then

determine if the second account "contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction." Again, in this example, it does not, as the credit limit of $4,000 is less than the $10,000 balance for the financial transaction. The available credit for the second account would remain at $4,000, as none of its funds were accessed. Then, the computer would determine if the third account "contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction." In our example, it does, as the $12,000 credit limit is greater than the $10,000 balance for the financial transaction. In this case, the computer would "c) approv[e] the authorization request for the financial transaction if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction." The available credit for the third account would be reduced to $2,000. After the transaction is paid, the first account would have a balance of $7,000 the second account would have a balance of $4,000, and the third account would have a balance of $2,000. This simple example illustrates at least one difference between the disclosure in Maestle and the method of amended Claim 1. Similarly, nothing in Neofytides discloses "determining, by the computer, which of the plurality of existing financial accounts to pay the outstanding balance for the financial transaction based on the received ranking comprising the [specific] steps" recited in amended Claim 1. First, the system of Neofytides does not include a ranking at all. The user chooses one financial account to credit the stored value account -- an account associated with a default handler or other handler selected by the user at the time of the transaction. See Neofytides at page 6, para. 0072. The user does not rank multiple accounts such that a determination is made as to what existing financial account is to be used to pay an outstanding balance for a financial transaction based on that ranking. The system does not determine an account to use to fund the stored value account based on a ranking provided by the user. This lack of disclosure in Neofytides is not surprising. The user in Neofytides manually makes the determination at to which handler (that is, which account) to use; the system of Neofytides does not require a ranking of the individual accounts. Accordingly, since the combination of Smith, Maestle, and Neofytides fails to

teach or suggest each and every claim limitation of amended Claim 1, the Applicant respectfully requests that the Examiner withdraw his rejection of independent Claim 1, and dependent Claims 3, 7, and 8 which depend from independent Claim 1.

Rejection under 35 U.S.C. §103(a): Independent Claims 9, 13, and 16

Smith fails to disclose selecting, by the computer, a first existing financial account comprising the highest ranked existing financial account, wherein the selection of financial accounts comprise selecting the account based on a category for the financial transaction as required in amended Claims 9, 13, and 16. Independent Claims 9, 13, and 16 have been amended to require that the selection of a financial account be based on a category. This claim element is a component of Claim 7. The Examiner asserted that this subject matter of Claim 7 is disclosed in Figure 3 of Smith. See Office Action at 7 (Mar. 4, 2009). The Applicant respectfully disagrees. The nine items listed in Figure 3 are components of a content rating for an item of purchase, as disclosed by the invention. In other words, in this exemplary embodiment of Smith, the "content rating" has nine components. For example, an "item available for purchase has a content rating (302) which includes a primary content label (312) having primary content values. In typical embodiments, the primary content values may be "personal" or "commercial." See Smith at para. 0030. In other words, one of the components of the rating for the item of purchase is a primary content label of "personal" or "commercial." Similarly, "content rating (302) ... includes an age category (314) indicating the minimum age requirement for an authorized account user. In typical embodiments, the content rating (302) also includes a secondary content label (316) having secondary content values. In typical embodiments of the invention, the secondary content values may include 'necessity,' 'optional,' 'entertainment' or 'luxury.'" See Smith at para. 0030. In other words, the "rating" for the item may include a label "luxury" and an age requirement of >18 years old. In the disclosed example, an item for purchase could have a "rating" of "personal .... luxury .... > 18 years old" (plus additional components). This "rating" disclosed by Smith is not a category nor is it used to select a financial account for which to settle a financial transaction. Instead, the rating of Smith is used to determine if a

purchase falls within the rating specifications, thus allowing the purchase to be approved. Figure 4 of Smith provides an illustrative embodiment to show how the "content rating" of Smith works. The content rating components in this example include a maximum value of $25.00; an age category of "PG-13," a timing code of "Single Events, Weekends, Daylight," and a merchant rating of "Entertainment - Movies," among other rating components. That is, the content rating is made up of these (and more) components. See Smith at Fig. 4. So, a child can use this credit card account to purchase entrance into a movie plus snacks at the movie on a weekend during daylight hours, provided that the movie is not rated above PG-13 and that the cost is less then $25.00. See Smith at page 3-4, para. 0036. That is, that type of purchase would be authorized during the authorization process. Should the child attempt to buy a video game at a video game store with the same credit card account, that transaction would not be authorized. These content ratings are not used to select which financial account to use to settle a transaction, as required in amended independent Claims 9, 13, and 16. Instead, Smith allows for the limiting of the type of transaction that will be authorized for the given account. Similarly, Figure 5 provides a credit card account for business use, where the content ratings have been established to limit the use of that credit card for the purchase of office supplies not to exceed $250.00. See Smith at para. 0037. Other types of purchases with that credit account, such as clothes from a clothing store, would not be authorized. Again, these ratings are NOT used to select which financial account can settle a transaction. Additionally, neither Maestle nor Neofytides discloses "selecting, by the computer, a first existing financial account comprising the highest ranked existing financial account, wherein the selection of financial accounts comprise selecting the account based on a category for the financial transaction" as required in amended Claims 9, 13, and 16. Accordingly, the Applicant respectfully requests that the Examiner withdraw his rejection of amended independent Claim 9, 13, and 16 for at least this reason and, and dependent Claims 10, 12-15, and 18-20, which depend from independent Claims 9, 13, and 16.

Regarding Argument

The Examiner respectfully disagrees. Smith shows the administration of a credit account transaction where authority including receiving a request for such authorization for the credit transaction against a credit account for purchase of at least one item available for purchase through credit transactions, wherein the item available for purchase has a content rating, and wherein the credit account has a content rating, an account owner, and at least one authorized account user; comparing the content rating of the item requested for purchase and the content rating of the credit account, wherein the comparing produces a determination whether the content rating of the item requested for purchase matches the content rating of the credit account; and authorizing the requested transaction when the content rating of the item requested for purchase matches the content rating of the credit account. Maestle discloses a financial simulation computer program product and method to generate a graphic user interface at a workstation which creates a project preparation, negotiating, and testing environment using standard project finance tools. The computer usable medium includes computer-readable program code which is embodied in the medium for generating financial statements, financial data, charts, graphs and reports using the standard project finance tools. The product and method allows the user to apply cash from the cash account to close a financing gap. Two interest earning accounts are specified to deposit surplus cash. Furthermore, the user can draw down a loan to close an existing financing gap up to a loan maximum according to the position of the loan in a loan rank hierarchy. The user can draw down a loan to close a percentage of an existing financing gap. Through automatic iterations it can be ensured that sufficient

loan funds are disbursed for a selected of cash flow position to be at least zero during a selected time period. The product and method can be allowed for a user to simulate one of a coupon bond, a zero coupon bond, a revenue bond or a specially customized bond (scalable to more bonds). Neofytides teaches a method for automatically transferring credit between a stored value fund and a handler using a wide-area computer network. In one step, automated transfer information is received at a server computer system from the wide-area computer network that is coupled to a user associated with the stored value fund. The handler chosen by a user for an automated transfer, the direction of the automated transfer with respect to the stored value fund and an amount for the automated transfer are determined. The amount is automatically transferred between the stored value fund and the handler. While Smith may not expressly show a multi-card account, associating a single card account with a plurality of existing financial accounts is discussed, as admitted previously by Applicant. The rating of Smith is comparable to the ranking of the instant application and has a preferred order in that specific limitations are preset on the accounts and transactions are thus authorized/completed in view of such. Lastly, Maestle discloses a financial simulation computer program product and method to generate a graphic user interface at a workstation which creates a project preparation, negotiating, and testing environment using standard project finance tools. The user of Maestle can draw down a loan to close an existing financing gap up to a loan maximum according to the position of the loan in a loan rank hierarchy. The rationale for the combination of the teachings of Smith and Neofytides is to disclose that the existing financial account to be used to

pay an outstanding balance for a financial transaction be based on the received ranking [rating].

8 The arguments as filed 21 August 2009 have been fully considered but have been found to be **non-persuasive**. As the remaining claims depend directly or indirectly from the independent claims mentioned/discusses above, the Examiner maintains all previously asserted rejections.

Conclusion

9. Applicant's amendment necessitated any new grounds of rejection presented herein. Accordingly, **THIS ACTION IS MADE FINAL.** Applicant is reminded of the extension of time policy as set forth in 37 CFR 1.136(a).

A shortened statutory period for reply to this final action is set to expire THREE MONTHS from the mailing date of this action. In the event a first reply is filed within TWO MONTHS of the mailing date of this final action and the advisory action is not mailed until after the end of the THREE-MONTH shortened statutory period, then the shortened statutory period will expire on the date the advisory action is mailed, and any extension fee pursuant to 37 CFR 1.136(a) will be calculated from the mailing date of the advisory action. In no event, however, will the statutory period for reply expire later than SIX MONTHS from the mailing date of this final action.

Any inquiry concerning this communication or earlier communications from the examiner should be directed to BENJAMIN S. FIELDS whose telephone number is

571.272.9734. The examiner can normally be reached MONDAY through THURSDAY between the hours of 8AM and 8PM. If attempts to reach the examiner by telephone are unsuccessful, the examiner's supervisor, KAMBIZ ABDI can be reached at 571.272.6702. The fax phone number for the organization where this application or proceeding is assigned is 571-273-8300.

Information regarding the status of an application may be obtained from the Patent Application Information Retrieval (PAIR) system. Status information for published applications may be obtained from either Private PAIR or Public PAIR. Status information for unpublished applications is available through Private PAIR only. For more information about the PAIR system, see http://pair-direct.uspto.gov. Should you have questions on access to the Private PAIR system, contact the Electronic Business Center (EBC) at 866-217-9197 (toll-free). If you would like assistance from a USPTO Customer Service Representative or access to the automated information system, call 800-786-9199 (IN USA OR CANADA) or 571-272-1000.

Benjamin S. Fields
23 February 2010

/Nga B. Nguyen/
Primary Examiner, Art Unit 3684

PATENTS

IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

Appl. No.: **11/809,031**

Applicant: **Mark Edward Bruk**

Conf. No.: **8974**

Filed: **May 31, 2007**

T.C./A.U.: **3692**

Examiner: **Benjamin S. Fields**

Title: **Method and System for Processing Transactions using Multiple Financial Accounts**

Docket No.: **13406.105002**

Customer No.: **20786**

Mail Stop Amendment
Commissioner for Patents
P. O. Box 1450
Alexandria, VA 22313-1450

RESPONSE TO NON-FINAL OFFICE ACTION

Sir:

In response to the Office Action of March 4, 2009, please consider the following amendments and remarks. The Applicant has included a Petition for a three-month extension of time and the associated fee. The Applicant submits that no additional fees are required in connection with this response. The Commissioner is hereby authorized to charge claims fees and any additional fees required under 37 C.F.R. § 1.16, to Deposit Account No. 11-0980.

Current Status of the Claims are reflected in the listing of claims that begins on page 2 of this paper. **Remarks** begin on page 10 of this paper.

I hereby certify that this correspondence is being electronically transmitted using EFS-Web to: Mail Stop Amendment, Commissioner for Patents, P.O. Box 1450, Alexandria, VA 22313-1450, on August 21, 2009.

/JAMES J. MAYBERRY/

James J. Mayberry, Reg. No. 55,438

Status of the Claims:

This listing of claims will replace all prior versions, and listings, of claims in the application:

Listing of Claims

1. (Currently Amended) A computer-based method for processing a financial transaction comprising the steps of:

associating, by use of a computer, a multi-card account with a plurality of existing financial accounts;

receiving, at the computer, from the multi-card account cardholder a ranking for the existing financial accounts, wherein the ranking comprises the preferred order for which the plurality of existing financial accounts should be accessed to fund the financial transaction whereby the financial account comprising the highest ranking is the first financial account accessed to fund the financial transaction;

receiving, at the computer, an authorization request for the financial transaction for the multi-card account comprising an amount of money representing the outstanding balance for the financial transaction; and

determining, by the computer, which of the plurality of existing financial accounts to pay the outstanding balance for the financial transaction based on the received ranking, comprising the steps of:

a) selecting a first existing financial account comprising the highest ranked existing financial account;

b) determining if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction;

c) approving the authorization request for the financial transaction if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction;

d) otherwise selecting the next highest ranked existing financial account and repeating steps b) through d).

2. Canceled.

3. (Currently Amended) The method of claim ~~2~~ 1 further comprising the step of the computer declining the authorization request if no ranked existing financial account satisfies step c).

4. Canceled.

5. Canceled.

6. Canceled.

7. (Currently Amended) The method of claim 1 wherein the step of determining the existing financial account to pay the outstanding balance for the financial transaction based on the received ranking further comprises the steps of:

~~determining~~ receiving at the computer an indication of a category for the financial transaction; and

identifying which of the plurality of existing financial account to pay the outstanding balance based on the category for the financial transaction.

8. (Original) The method of claim 7 wherein the category comprises a merchant category code.

9. (Currently Amended) A computer-based method for processing a financial transaction comprising the steps of:

a) receiving, at a computer, an authorization request for the financial transaction for the multi-card account comprising an amount of money representing the outstanding balance for the financial transaction, wherein the multi-card account comprises a plurality of existing financial accounts;

b) determining, by the computer, a existing financial account to pay the outstanding balance for the financial transaction based on a ranking, wherein the ranking comprises the preferred order for which the existing financial accounts should be accessed to fund the financial transaction;

c) selecting, by the computer, a first existing financial account comprising the highest ranked existing financial account, wherein the selection of financial accounts comprise selecting the account based on a category of goods and services for the financial transaction;

d) determining, by the computer, the amount of available funds or available credit limit associated with the selected existing financial account;

e) charging, by the computer, the selected existing account an amount of money comprising the lesser of the amount of available funds or available credit limit for the selected existing account and the outstanding balance for the financial transaction;

f) calculating, by the computer, the difference between outstanding balance for the financial transaction and the amount of money charged the selected account at step c), wherein this difference comprises the updated outstanding balance for the financial transaction;

g) if the updated outstanding balance is greater than zero, selecting, by the computer, the next highest ranked existing financial account;

h) repeating steps d) through g) as necessary until the updated outstanding balance for the financial transaction equals zero; and

i) approving, by the computer, the authorization request.

10. (Original) The method of claim 9 further comprising the step of receiving the ranking of existing financial accounts from a cardholder for the multi-card account.

11. Canceled.

12. (Currently Amended) The method of claim ~~11~~ 9 wherein the category comprises a merchant category code.

13. (Currently Amended) A system for processing a financial transaction comprising:

a managing module comprising software operable on a computer, operable to receive a ranking of a plurality of existing financial accounts comprising a multi-card account, wherein the ranking comprises the preferred order for which the existing financial accounts should be accessed to fund the financial transaction; and

a transaction processing module comprising software operable on a computer, operable to process an authorization request for a financial transaction associated with a multi-card account, wherein the processing is based on the ranking of the plurality of existing financial accounts and comprises the steps of:

a) receiving, at a computer, an authorization request for the financial transaction for the multi-card account comprising an amount of money representing the outstanding balance for the financial transaction, wherein the multi-card account comprises a plurality of existing financial accounts;

b) determining, by the computer, a existing financial account to pay the outstanding balance for the financial transaction based on a ranking, wherein the ranking comprises the preferred order for which the existing financial accounts should be accessed to fund the financial transaction;

c) selecting, by the computer, a first existing financial account comprising the highest ranked existing financial account, wherein the selection of financial accounts comprise selecting the account based on a category for the financial transaction;

d) determining, by the computer, the amount of available funds or available credit limit associated with the selected existing financial account;

e) charging, by the computer, the selected existing account an amount of money comprising the lesser of the amount of available funds or available credit limit for the selected existing account and the outstanding balance for the financial transaction;

f) calculating, by the computer, the difference between outstanding balance for the financial transaction and the amount of money charged the selected account at step c), wherein this difference comprises the updated outstanding balance for the financial transaction;

g) if the updated outstanding balance is greater than zero, selecting, by the computer, the next highest ranked existing financial account;

h) repeating steps d) through g) as necessary until the updated outstanding balance for the financial transaction equals zero; and

i) approving, by the computer, the authorization request.

14. (Original) The system of claim 13 further comprising a database module, logically connected to the managing module and the transaction processing module and operable to store the ranking of the plurality of existing financial accounts and further operable to respond to requests from the transaction processing module to determine the stored ranking.

15. (Original) The system of claim 13 wherein the transaction processing module is logically connected to one or more third-parties comprising transaction processing parties.

16. (Currently Amended) A multi-card for purchasing goods or services comprising a plurality of existing financial accounts wherein the plurality of financial accounts comprise a ranking indicating the preferred order for which the existing financial accounts should be accessed to fund ~~the~~ a financial transaction, wherein the method for approving the financial transaction using the multi-card comprises the steps of:

a) receiving, at a computer, an authorization request for the financial transaction for the multi-card account comprising an amount of money representing the outstanding balance for the financial transaction, wherein the multi-card account comprises a plurality of existing financial accounts;

b) determining, by the computer, an existing financial account to pay the outstanding balance for the financial transaction based on the ranking;

c) selecting, by the computer, a first existing financial account comprising the highest ranked existing financial account, wherein the selection of financial accounts comprise selecting the account based on a category of goods or services for the financial transaction;

d) determining, by the computer, the amount of available funds or available credit limit associated with the selected existing financial account;

e) charging, by the computer, the selected existing account an amount of money comprising the lesser of the amount of available funds or available credit limit for the selected existing account and the outstanding balance for the financial transaction;

f) calculating, by the computer, the difference between outstanding balance for the financial transaction and the amount of money charged the selected account at step c), wherein this difference comprises the updated outstanding balance for the financial transaction;

g) if the updated outstanding balance is greater than zero, selecting, by the computer, the next highest ranked existing financial account;

h) repeating steps d) through g) as necessary until the updated outstanding balance for the financial transaction equals zero; and

i) approving, by the computer, the authorization request..

17. Canceled.

18. (Original) The apparatus of claim 16 wherein a cardholder of the multi-card specifies the ranking.

19. (Original) The apparatus of claim 18 wherein the ranking comprises different rankings for different categories of goods or services.

20. (Original) The apparatus of claim 19 wherein each category comprises a merchant category code.

REMARKS

The Applicant and the undersigned attorney thank Examiner Fields for reviewing this application. Consideration of the present application is respectfully requested in view of the following remarks. The Examiner rejected Claims 1-20 under 35 U.S.C. §103(a) as being unpatentable over U.S. Patent Application Publication No. 2003/0055786 to Smith et al. (hereinafter "Smith") in view of U.S. Patent Application 2003/0074307 to Maestle (hereinafter "Maestle") and further in view of U.S. Patent Application No. 2002/0152168 to Neofytides et al. (hereinafter "Neofytides"). The Examiner further rejected Claims 1-12 as not directed to statutory subject matter under 35 U.S.C. §101. The Examiner further rejected Claims 13-15 under 35 U.S.C. §112 for failing to particularly point out and distinctly claim the subject matter of the invention. Upon entry of this response, Claims 1, 3, 7-10, 12-16, and 18-20 remain pending. Of these pending claims, Claims 1, 9, 13, and 16 are independent claims.

Executive Summary

The Applicant respectfully contends that Claims 1, 3, 7-10, 12-16, and 18-20 are patentable over Smith, Maestle, and Neofytides, alone or in combination, for at least the following reasons:

- Contrary to the assertion of the Examiner, Maestle (or any other cited reference) fails to disclose the steps of "b) determining if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction; c) approving the authorization request for the financial transaction if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction; d) otherwise selecting the next highest ranked existing financial account and repeating steps b) through d)" as required by amended Claim 1;

- Contrary to the assertion of the Examiner, Smith (or any other cited reference) fails to disclose "selecting, by the computer, a first existing financial account comprising the highest ranked existing financial account, wherein the selection of financial accounts comprise selecting the account based on a category [] for the financial transaction" as required in amended Claims 9, 13, and 16;

- Claims 1, 3, 7-10, and 12 have been amended to be directed to statutory subject matter;

- Claims 13-15 have been amended to particularly point out and distinctly claim the subject matter of the invention; and

- Dependent Claims 3, 7, 8, 10, 12-15, and 18-20 depend from allowable independent claims 1, 9, 13, and 16.

Detailed Discussion

Rejection under 35 U.S.C. §103(a): Independent Claim 1

Maestle fails to teach or suggest the claimed steps for "determining, by the computer, which of the plurality of existing financial accounts to pay the outstanding balance for the financial transaction based on the received ranking" recited in Claim 1 .

The Applicant has amended Claim 1 to include the claim elements of Claim 2. The Examiner contends that "Maestle in combination with Neofytides, in a similar environment, teaches "b) determining if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction; c) approving the authorization request for the financial transaction if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction ...." The Applicant respectfully disagrees.

The Examiner ignores an element of former Claim 2 (now in amended Claim 1), specifically, "d) otherwise selecting the next highest ranked existing financial account and repeating steps b) through d)." This fourth step requires the claimed method to repeat the steps that comprise the claim element of "determining, by the computer, which of the plurality of existing financial accounts to pay the outstanding balance for the financial transaction based on the received ranking" until a financial account that "contains available funds or available credit limit ***equal to or greater than the outstanding balance for the financial transaction***" is identified. Neither Maestle nor Neofytides discloses this iterative process. In contrast, Maestle discloses applying each ranked loan, in sequential order, to a balance to "close the financial gap," that is, to pay down the balance. *See* Maestle at para 0042. The following example illustrates the difference between the disclosed method in Maestle and the steps recited in amended Claim 1.

A financial transaction has a balance of $10,000, for example, because an account holder is making a $10,000 purchase. A first financial account has a credit limit (or Maximum Amount to be disbursed as termed in Maestle) of $7,000. This first financial account has the highest rank. A second financial account, that is, the account with the next highest rank, has a credit limit of $4000. A third financial account, that is, the account with the next highest rank, has a credit limit of $12,000. Under the method disclosed in Maestle, the first financial account would be applied to the balance. After applying the first account, the remaining balance for the financial transaction would be $3,000 ($10,000 transaction balance - $7,000 credit limit for the first account) and the first account would be depleted, that is, its remaining balance would be $0 ($7,000 - $7,000). Then, the second financial account would be applied. The remaining balance for the financial transaction would be reduced to $0 (that is, fully paid) and the second account would have a remaining credit limit of $1,000 ($4,000 - $3,000), since only $3,000 of the available $4,000 would be needed to pay the remaining balance. The third account would not need to be accessed. After the transaction is paid, the first account would have a balance of $0. the second account would have a balance of $1,000, and the third account would have a balance of $12,000.

In contrast, under the method of amended Claim 1, the computer would determine if the first financial account "contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction." In this example, it does not, as the $7,000 credit limit is less that the $10,000 balance for the financial transaction. As such, the process would move to step d and "select[] the next highest ranked existing financial account and repeating steps b) through d)." The available credit for the first account would remain at $7,000, as none of its funds were accessed. In our example, the computer would then determine if the second account "contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction." Again, in this example, it does not, as the credit limit of $4,000 is less than the $10,000 balance for the financial transaction. The available credit for the second account would remain at $4,000, as none of its funds were accessed. Then, the computer would determine if the third account "contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction." In our example, it does, as the $12,000 credit limit is greater than the $10,000 balance for the financial transaction. In this case, the computer would "c) approv[e] the authorization request for the financial transaction if the selected existing financial account contains available funds or available credit limit equal to or greater than the outstanding balance for the financial transaction." The available credit for the third account would be reduced to $2,000. After the transaction is paid, the first account would have a balance of $7,000. the second account would have a balance of $4,000, and the third account would have a balance of $2,000.

This simple example illustrates at least one difference between the disclosure in Maestle and the method of amended Claim 1. Similarly, nothing in Neofytides discloses "determining, by the computer, which of the plurality of existing financial accounts to pay the outstanding balance for the financial transaction based on the received ranking, comprising the [specific] steps" recited in amended Claim 1. First, the system of Neofytides does not include a ***ranking*** at all. The user chooses ***one*** financial account to credit the stored value account -- an account associated with a default handler or *other handler selected by the user at the time of the transaction*. *See* Neofytides at page 6, para. 0072. The user does not rank multiple accounts such that a determination is made

as to what existing financial account is to be used to pay an outstanding balance for a financial transaction based on that ranking. The system does not determine an account to use to fund the stored value account based on a ranking provided by the user. This lack of disclosure in Neofytides is not surprising. The user in Neofytides manually makes the determination at to which handler (that is, which account) to use; the system of Neofytides does not require a ranking of the individual accounts.

Accordingly, since the combination of Smith, Maestle, and Neofytides fails to teach or suggest ***each and every claim limitation*** of amended Claim 1, the Applicant respectfully requests that the Examiner withdraw his rejection of independent Claim 1, and dependent Claims 3, 7, and 8 which depend from independent Claim 1.

<u>Rejection under 35 U.S.C. §103(a): Independent Claims 9, 13, and 16</u>

Smith fails to disclose selecting, by the computer, a first existing financial account comprising the highest ranked existing financial account, wherein the selection of financial accounts comprise selecting the account based on a category for the financial transaction as required in amended Claims 9, 13, and 16.

Independent Claims 9, 13, and 16 have been amended to require that the selection of a financial account be based on a category. This claim element is a component of Claim 7. The Examiner asserted that this subject matter of Claim 7 is disclosed in Figure 3 of Smith. *See* Office Action at 7 (Mar. 4, 2009). The Applicant respectfully disagrees.

Figure 3 of Smith provides examples of the "ratings" of the disclosed invention (copied below).

Content Rating

310 Credit Account ID Code
312 Primary Content Label
314 Age Category
316 Secondary Content Label
318 Content Descriptor
320 Maximum Value
322 Timing Code
324 Governmental Restriction
326 Merchant Rating

The nine items listed in Figure 3 are components of a content rating for an item of purchase, as disclosed by the invention. In other words, in this exemplary embodiment of Smith, the "content rating" has nine components. For example, an "item available for purchase has a content rating (302) which includes a primary content label (312) having primary content values. In typical embodiments, the primary content values may be "personal" or "commercial." *See* Smith at para. 0030. In other words, *one* of the components of the rating for the item of purchase is a primary content label of "personal" or "commercial." Similarly, "content rating (302) … includes an age category (314) indicating the minimum age requirement for an authorized account user. In typical embodiments, the content rating (302) also includes a secondary content label (316) having secondary content values. In typical embodiments of the invention, the secondary content values may include 'necessity,' 'optional,' 'entertainment' or 'luxury.'" *See* Smith at para. 0030. In other words, the "rating" for the item may include a label "luxury" and an age requirement of >18 years old. In the disclosed example, an item for purchase could have a "rating" of "personal" "luxury" "> 18 years old" (plus additional components).

This "rating" disclosed by Smith is not a category ***nor is it used to select a financial account for which to settle a financial transaction***. Instead, the rating of Smith is used to determine if a purchase falls within the rating specifications, thus allowing the purchase to be approaved. Figure 4 of Smith provides an illustrative embodiment to show how the "content rating" of Smith works. The content rating

components in this example include a maximum value of $25.00; an age category of "PG-13," a timing code of "Single Events, Weekends, Daylight," and a merchant rating of "Entertainment - Movies," among other rating components. That is, the content rating is made up of these (and more) components. *See* Smith at Fig. 4. So, a child can use this credit card account to purchase entrance into a movie plus snacks at the movie on a weekend during daylight hours, provided that the movie is not rated above PG-13 and that the cost is less then $25.00. *See* Smith at page 3-4, para. 0036. That is, that type of purchase would be authorized during the authorization process. Should the child attempt to buy a video game at a video game store with the same credit card account, that transaction would not be authorized. These content ratings are not used to select which financial account to use to settle a transaction, as required in amended independent Claims 9, 13, and 16. Instead, Smith allows for the limiting of the ***type of transaction*** that will be authorized for the given account. Similarly, Figure 5 provides a credit card account for business use, where the content ratings have been established to limit the use of that credit card for the purchase of office supplies not to exceed $250.00. *See* Smith at para. 0037. Other types of purchases with that credit account, such as clothes from a clothing store, would not be authorized. Again, these ratings are ***NOT*** used to select which financial account can settle a transaction.

Additionally, neither Maestle nor Nyofytides discloses "selecting, by the computer, a first existing financial account comprising the highest ranked existing financial account, wherein the selection of financial accounts comprise selecting the account based on a category [] for the financial transaction" as required in amended Claims 9, 13, and 16. Accordingly, the Applicant respectfully requests that the Examiner withdraw his rejection of amended independent Claim 9, 13, and 16 for at least this reason and, and dependent Claims 10, 12-15, and 18-20, which depend from independent Claims 9, 13, and 16.

Rejection under 35 U.S.C. §101

The Examiner rejected Claims1-12 for failing to meet the requirements of 35 U.S.C. §101 and specifically for failing "the first prong of the new Federal Circuit

decision since [the method steps] are not tied to a machine and can be performed without the use of a particular machine." Office Action at 3 (Mar. 4, 2009). The Applicant has amended Claims 1, 3, 7 - 10, and 12 to recite a particular machine, a computer. Support for this amendment can be found in Figure 1 of this application and accompanying text.

Accordingly, the Applicant respectfully requests that the Examiner withdraw the rejection of Claims 1, 3, 7 - 10, and 12 under 35 U.S.C. §101.

Rejection under 35 U.S.C. §112

The Examiner rejected Claims 13-15 under 35 U.S.C. §112 for failing to particularly point out and distinctly claim the subject matter of the invention. Specifically, the Examiner stated that that claimed elements "do not describe the structure of the device and does not have any software or hardware limitations within the claim language." Office Action at 4 (Mar. 4, 2009). The Applicant has amended Claims 13-15 to recite the requisite structure. Support for this amendment can be found in Figure 1 of this application and accompanying text.

Accordingly, the Applicant respectfully requests that the Examiner withdraw the rejection of Claims 13-15 under 35 U.S.C. §112.

CONCLUSION

The foregoing is submitted as a full and complete response to the Office Action of March 4, 2009. The Applicant and the undersigned thank Examiner Fields for considering these amendments and remarks. The Applicant respectfully submits that the present application is in condition for allowance. Such action is hereby courteously solicited.

If the Examiner believes issues exist that can be resolved by telephone conference, or any formalities exist that we can correct by an Examiner's Amendment, please contact the undersigned at (404) 572-3538.

Date: August 21, 2009

Respectfully submitted,

KING & SPALDING LLP

By: /JAMES J. MAYBERRY/

James J. Mayberry
Reg. No. 55,438

KING & SPALDING LLP
Intellectual Property Dept. - Patents
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